Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00004	22-Jan-2025	SEE SCHEDULE	

6. ISSUED BY CODE W911SR

USA CONTRACTING CMD-APG. - W911SR
EDGEWOOD CONTRACTING DIVISION
8456 BRIGADE STREET
BLDG E4215
ABERDEEN PROVING GROUND MD 21010-5401

7. ADMINISTERED BY (If other than item 6) CODE W911SR

USA RDECOM CONTRACTING CENTER
110 THOMAS JOHNSON DR
FREDERICK MD 21702-4300

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

EMERGENT BIODEFENSE OPERATIONS LANSING L
EMERGENT BIODEFENSE
3500 N MARTIN LUTHER KING JR BLVD
LANSING MI 48906-2933

CODE 1H0B6 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W911SR24F0016

X 10B. DATED (SEE ITEM 13) 22-Jan-2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
DFAR 252.232-7007 Limitation of Governments Obligation

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: mjohn1sr25193

The purpose of this modification is to incrementally fund CLIN [**]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Paul Williams SVP, Products Business	BRIAN E. MAZEN / CONTRACTING OFFICER TEL: [**] EMAIL: brian.e.mazen.civ@army.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Paul Williams Electronically signed by: Paul Williams Reason: I approve this document Date: Jan 24, 2025 15:07 EST (Signature of person authorized to sign)		BY [signature] (Signature of Contracting Officer)	22-Jan-2025

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been added by full text:

P00004

The purpose of this modification is as follows:

1. To provide incremental funding for Option CLIN 1001 in the amount of [**] to procure [**] doses of BioThrax® AVA (Anthrax Vaccine Absorbed).

2. Pursuant to DFARS 252.232-7007. Limitation of Government's Obligation, incremental funding in the amount of [**] is hereby added to Contract Line Item Number (CLIN) 1001 as shown in the table below.

CLIN	CLIN Amount	Current Funding	Total Funding	Balance to be funded
1001	[**]	[**]	[**]	[**]

3. Except as provided herein, all terms and conditions remain unchanged.

SECTION SF 1449 - CONTINUATION SHEET

SUPPLIES OR SERVICES AND PRICES

SUBCLIN 100102 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100102	Funding FFP Funding in support of CLIN 1001. PURCHASE REQUEST NUMBER: 0012227877-0001				$0.00
				NET AMT	$0.00
	ACRN AC CIN: GFEBS001222787700002				[**]

ACCOUNTING AND APPROPRIATION

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by [**] from [**] :o [**]

SUBCLIN 100102:
Funding on SUBCLIN 100102 is initiated as follows:

ACRN: AC

CIN: GFEBS001222787700002

Acctng Data: 021202420252040000665654255 A.0012510.9.2.5.7 6100.9000021001

Increase: [**]

Total: [**]

Cost Code: A5XAH

INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 100102:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

(End of Summary of Changes)